CERTIFICATION PURSUANT TO RULE 30A-2(A) UNDER THE 1940 ACT AND SECTION 906
                           OF THE SARBANES-OXLEY ACT

I,  Peter  P.   Capaccio,   President  of  Harris   Insight   Funds  Trust  (the
"Registrant"), certify that, to the best of my knowledge and belief:

     1. The Form N-CSR of the Registrant for the period ended June 30, 2004 (the "Report") fully complies with the requirements of or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:  AUGUST 26, 2004           /s/ Peter P. Capaccio
     --------------------        ---------------------------------------
                                 Peter P. Capaccio, President
                                 (principal executive officer)


I, Merrill J. Sklenar, Principal Financial & Accounting Officer of Harris Insight Funds Trust (the "Registrant"), certify that to the best of my knowledge and belief:

     1. The Form N-CSR of the Registrant for the period ended June 30, 2004 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:  AUGUST 26, 2004           /s/ Merrill J. Sklenar
     --------------------        --------------------------------------------
                                 Merrill J. Sklenar, Principal Financial &
                                 Accounting Officer
                                 (principal financial officer)